PSC INC. 401(k) PLAN

                                THIRD RESTATEMENT
                             EFFECTIVE JULY 1, 1997





         Prepared By: BOYLAN, BROWN, CODE, FOWLER, VIGDOR & WILSON, LLP

TABLE OF CONTENTS


-------------------------------------------------------------------------------
Article 1. - PRELIMINARY MATTERS    1
         1.1      Establishment of Plan
         1.2      Purpose of Plan
         1.3      Mistake of Fact
         1.4      Mistake of Law
         1.5      Return of Employer Contribution

-------------------------------------------------------------------------------
Article 2. - DEFINITIONS   3
         2.1      Accrued Benefit
         2.2      Actual Contribution Percentage
         2.3      Actual Deferral Percentage
         2.4      Anniversary Date
         2.5      Annual Additions
         2.6      Annuity Starting Date
         2.7      Beneficiary
         2.8      Board
         2.9      Calendar Year
         2.10     Compensation
         2.11     Determination Date
         2.12     Effective Date
         2.13     Eligibility Computation Period
         2.14     Employee
         2.15     Employer
         2.16     ERISA
         2.17     Fiscal Year
         2.18     Five Percent Owner
         2.19     Former Key Employee
         2.20     Fund
         2.21     Highly Compensated Participant
         2.22     Hour of Service
         2.23     Internal Revenue Code
         2.24     Key Employee
         2.25     Key Officer
         2.26     Key Owner
         2.27     Labor Agreement
         2.28     Leased Employee
         2.29     Limitation Year
         2.30     Minimum Allocation
         2.31     Non-Key Employee
         2.32     Normal Retirement Date
         2.33     One Percent Owner
         2.34     Participant
         2.35     Participating Employer
         2.36     Permissive Aggregation Group
         2.37     Plan
         2.38     Plan Year
         2.39     Qualified Matching Contribution
         2.40     Qualified Non-Elective Contribution
         2.41     Required Aggregation Group
         2.42     Retirement Committee
         2.43     Salary Reduction Agreement
         2.44     Spouse
         2.45     Super Top Heavy
         2.46     Top Heavy
         2.47     Top Heavy Ratio
         2.48     Trust Agreement

         2.49     Trustee
         2.50     Valuation Date
         2.51     Valuation Period
         2.52     Vesting Computation Period
         2.53     Year of Service

-------------------------------------------------------------------------------
Article 3. - PARTICIPATION 18
         3.1      Eligibility Requirements
         3.2      Entry Date
         3.3      Exclusion for Collective Bargaining Employees
         3.4      Other Exclusions
         3.5      Special Participation Provisions
         3.6      Continued Participation

-------------------------------------------------------------------------------
Article 4. - CONTRIBUTIONS 20
         4.1      Employee Contributions
         4.2      Employer Contributions
         4.3      Time of Contribution
         4.4      Deferral Percentage Test
         4.5      Contribution Percentage Test
         4.6      Dollar Limit on Elective Deferrals
         4.7      Rollover Contributions
         4.8      Irrevocability of Contributions
         4.9      Contribution Records
         4.10     Administrative Expenses

-------------------------------------------------------------------------------

Article 5. - CREDITS TO PARTICIPANTS        25
         5.1      Maintenance of Accounts
         5.2      Allocation of Employer Contributions
         5.3      Annual Additions
         5.4      Allocation of Excess Contributions
         5.5      Valuation of Accounts
         5.6      Limitation

-------------------------------------------------------------------------------
Article 6. - VESTING OF BENEFITS    27
         6.1      Employee Contributions
         6.2      Employer Contributions

-------------------------------------------------------------------------------
Article 7. - DISTRIBUTION OF BENEFITS       28
         7.1      Application
         7.2      Normal and Late Retirement
         7.3      Death Benefit
         7.4      Other Termination of Employment
         7.5      After-Tax and Rollover Contributions
         7.6      In-Service Distributions
         7.7      Hardship Withdrawals
         7.8      Consent to Distribution
         7.9      Facility of Payment
         7.10     Limitation

-------------------------------------------------------------------------------
Article 8. - REQUIRED DISTRIBUTIONS 32
         8.1      Delay of Distributions By Employer
         8.2      Delay of Distributions By Participants
         8.3      Minimum Distributions
         8.4      Distributions Upon Death

-------------------------------------------------------------------------------

Article 9. - FORM OF DISTRIBUTION   34
         9.1      Optional Forms of Distribution
         9.2      Designation of Beneficiaries
         9.3      Notice of Requirements
         9.4      Eligible Rollover Distribution

-------------------------------------------------------------------------------
Article 10. - TOP HEAVY REQUIREMENTS        36
         10.1     Minimum Allocations

-------------------------------------------------------------------------------
Article 11. - ADMINISTRATION OF THE PLAN    37
         11.1     Appointment of Retirement Committee
         11.2     Named Fiduciaries
         11.3     Responsibilities of Retirement Committee
         11.4     Delegation of Responsibilities
         11.5     Third Party Contracts
         11.6     Meetings
         11.7     Expenses
         11.8     Reports
         11.9     Plan Administrator
         11.10    Indemnification

-------------------------------------------------------------------------------
Article 12. - AMENDMENT AND TERMINATION OF THE PLAN  40
         12.1     Amendment
         12.2     Termination
         12.3     Satisfaction of Liabilities

-------------------------------------------------------------------------------
Article 13. - ESTABLISHMENT OF THE TRUST    42
         13.1     Trust Agreement
         13.2     Duties of the Trustee
         13.3     Direction of Investment by Participants
         13.4     Loans to Participants

-------------------------------------------------------------------------------
Article 14. - GENERAL PROVISIONS    44
         14.1     Employment Status
         14.2     Nonalienation of Benefits
         14.3     Impossibility of Performance
         14.4     Construction
         14.5     Termination of Trust
         14.6     Governing Law
         14.7     Mergers and Transfers
         14.8     Participating Employers
         14.9     Claims Procedure
         14.10    Appeal Procedure
         14.11    Counterparts

1.    PRELIMINARY MATTERS

1.1.     Establishment of Plan
The Plan evidenced by this instrument shall be known as the PSC Inc. 401(k) Plan. The Plan was adopted by the Employer effective July 1, 1985 and has been amended as follows:

        AMENDMENT                                                 EFFECTIVE DATE

        Amendment 1   (amended and restated)                     January 1, 1989
        Amendment 2   (amended and restated)                     October 1, 1995
        Amendment 3   (this amendment and restatement)              July 1, 1997

1.2.     Purpose of Plan
The Plan is established for the purpose of providing retirement benefits for eligible Employees of the Employer. Except as provided in this Plan and as permitted by law, under no circumstances shall any part of the corpus or income of the Fund be used for or diverted to purposes other than the exclusive benefit of the Employees of the Employer and their Beneficiaries.

1.3.     Mistake of Fact
If all or part of a contribution is made by the Employer as a result of a good faith mistake of fact, an amount equal to the excess of the amount contributed over the amount which would have been contributed had the mistake not occurred may be returned to the Employer within one year after it was paid to the Trustees.

1.4.     Mistake of Law
If a contribution is conditioned  upon its  deductibility  by the Employer under
Section  404  of the  Internal  Revenue  Code  and if  the  Employer  makes  the
contribution   as  a  result  of  a  good  faith  mistake  in  determining   its
deductibility, upon disallowance of the deduction by the Internal Revenue Service, the contribution may be returned to the Employer to the extent a deduction was not allowed, within one year after the disallowance becomes final.

1.5.     Return of Employer Contribution
In determining the amount to be returned to the Employer in the event of a mistaken contribution the following rules shall apply.
(1) Earnings attributable to the excess contribution shall not be returned to the Employer.
(2) Losses attributable to the excess contribution shall reduce the amount to be returned to the Employer.
(3) If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount returned to the Employer shall be limited to the extent necessary to avoid the reduction.

DEFINITIONS

1.6.     Accrued Benefit
"Accrued Benefit" means the value of a Participant's Accounts determined in accordance with Article 5.

1.7.     Actual Contribution Percentage
"Actual Contribution Percentage" means the average of the ratios, calculated separately for each Participant in the group, of the matching contributions made to this Plan on behalf of each Participant (including any forfeitures of matching contributions and forfeitures of contributions in excess of the contribution percentage limits specified in Section 4.5 of the Plan) to the Compensation of the Participant.

(1) At the discretion of the Employer, the calculation of Actual Contribution Percentages also may include the amount of any elective or Qualified Non-Elective Contributions made to the Plan on behalf of each Participant. The amount of any elective contributions, matching contributions, or non-elective contributions used to satisfy the Deferral Percentage Test of Section 4.4 of the Plan shall not be used in the calculation of Actual Contribution Percentages. In addition, the calculation of Actual Contribution Percentages shall not include the amount of any matching contributions that are forfeited because (i) they exceed the contribution limits stated in Section 4.5 of the Plan, or (ii) they relate to contributions in excess of the deferral limit stated in Section 4.4 of the Plan or the dollar limit stated in Section 4.6 of the Plan.

(2) The Actual Contribution Percentage for any Highly Compensated Participant for the Plan Year who is eligible to participate in two or more qualified plans maintained by the Employer shall be determined as if all matching contributions were made to a single plan. If a Highly Compensated Participant participates in two or more qualified plans that have different Plan Years, all plans ending with or within the same Calendar Year shall be treated as a single plan.

(3) In the event that the Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Internal Revenue Code only if aggregated with one or more other plans, or if one or more other plans satisfy those requirements only if aggregated with this Plan, then the Actual Contribution Percentage of all Participants shall be determined as if all of these plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Internal Revenue Code only if they have the same Plan Year. (4) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of any matching or non-elective contributions used in the test.

1.8.     Actual Deferral Percentage
"Actual Deferral Percentage" means the average of the ratios, calculated separately for each Participant in the group, of the elective contribution made to this Plan on behalf of each Participant to the Compensation of that Participant. For purposes of this calculation, an Employee who would be a Participant but for the failure to make elective contributions to the Plan shall be treated as a Participant who makes no elective contribution to the Plan. (1) At the discretion of the Employer, the calculation of Actual Deferral Percentages also may include the amount of any Qualified Matching Contributions or Qualified Non-Elective Contributions made to the Plan on behalf of each Participant. The amount of any excess elective contributions distributed to Participants on or before April 15 of the following Calendar Year shall not be used in the calculation of Actual Deferral Percentages. (2) The Actual Deferral Percentage for any Highly Compensated Participant for the Plan Year who is eligible to participate in two or more Section 401(k) plans maintained by the Employer shall be determined as if all elective contributions (and, if applicable, any matching contributions or non-elective contributions described in Section (1) above) were made to a single plan. If a Highly Compensated Participant participates in two or more 401(k) plans that have different Plan Years, all plans ending with or within the same Calendar Year shall be treated as a single plan. (3) In the event that the Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Internal Revenue Code only if aggregated with one or more other plans, or if one or more other plans satisfy those requirements only if aggregated with this Plan, then the Actual Deferral Percentage of all Participants shall be determined as if all of these plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Internal Revenue Code only if they have the same Plan Year. (4) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of any matching or non-elective contributions used in the test.

1.9.    Anniversary Date
"Anniversary Date" means the last day falling within any Plan Year. When the context requires that a computation be made on an Anniversary Date which is not a business day, the computation shall be made as of the last business day preceding the Anniversary Date.

1.9.1    Annual Additions
"Annual Additions" means amounts credited to the accounts of Participants under the Plan, any other defined contribution plan maintained by the Employer, and certain welfare funds maintained by the Employer as follows: (i) Employer contributions; (ii) Participant contributions; (iii) allocations of forfeitures;
(iv) contributions in excess of the deferral percentage limits or contribution percentage limits specified in Sections 4.4 and 4.5 of the Plan; (v) amounts allocated, after March 31, 1984, to an individual medical account, as defined in
Section 415(l)(2) of the Internal Revenue Code, which is part of a pension or annuity plan maintained by the Employer; and (vi) amounts derived from contributions paid or accrued prior to December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee under a welfare benefit fund, as defined in Section 419(e) of the Internal Revenue Code, maintained by the Employer. Rollover contributions shall not be treated as Annual Additions. Elective contributions in excess of the limits specified in
Section 4.6 shall be treated as Annual Additions unless the excess amounts are distributed to the Participants no later than April 15 of the Calendar Year following the end of the taxable year in which the excess contribution occurred. For purposes of this definition, Employer includes any organization required to be aggregated with the Employer under Section 414(b), (c), or (m) of the Internal Revenue Code.

1.10.    Annuity Starting Date
"Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or any other form.

1.11.    Beneficiary
"Beneficiary" means a person who is so designated by a Participant to receive any death benefits payable under this Plan.

1.12.    Board
"Board" means the Board of Directors of the Employer.

1.13.    Calendar Year
"Calendar Year" means the calendar year ending with or within the Plan Year.

1.14.    Compensation
"Compensation" is determined in different ways for different purposes under the Plan.
(1) For purposes of determining contributions and allocations under Articles 4 and 5, Compensation means regular wages, overtime, premium pay, and commissions, and excludes bonuses, profit-sharing payouts, car allowances, and other special benefits paid to Participants during the Plan Year. Compensation also shall include elective contributions made by the Employer on behalf of Participants that are not includable in gross income under Section 125 and Section 402(e)(3) of the Internal Revenue Code. Compensation shall be measured on a Plan Year basis for all Participants regardless of their entry date.
(2) For purposes of calculating annual additions under Section 5.4 of the Plan, Compensation means a Participant's wages, salary, earned income, fees for professional services, and any other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions, premiums, tips, bonuses, fringe benefits includable in the gross income of the Participant, and the value of any non-qualified stock option includable in gross income of the Participant for the year of the grant). For purposes of this definition, Compensation shall exclude the following:

          (i) Contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, contributions under a simplified employee pensions plan to the extent such contributions are deductible by the Employer, or any distributions from a plan of deferred compensation;


          (ii) Amounts realized from the exercise of a non-qualified stock option, or amounts realized when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;


          (iii) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and


          (iv) Other fringe benefits excludable from gross income of the Participant, or contributions made by the Employer, under a salary reduction agreement or otherwise, towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the employee).

For purposes of applying the restrictions of this subsection, Compensation for a Limitation Year is the Compensation actually paid or included in gross income during the Limitation Year. (3) For purposes of the definition of Highly Compensated Participant, Compensation means the amount determined under subsection (2) above, but adjusted to include the amount of any contributions made by the Employer on behalf of Participants that are not includable in gross income under Section 125 or Section 402(e)(3) of the Internal Revenue Code. (4) For purposes of the definition of Actual Deferral Percentage and Actual Contribution Percentage, Compensation means the amount determined under subsection (3) above calculated from the date the Participant enters the Plan.
(5) For purposes of the definitions of Key Officer, Key Owner, and One Percent Owner, Compensation has the same meaning as set forth in subsection (3) above. For purposes of determining the minimum Top Heavy benefit under Section 10.1 of the Plan, Compensation has the same meaning as set forth in subsection (2) above. Alternatively, the Employer may elect to use the income stated on the Participant's Form W-2 for the Calendar Year that ends with or within the Plan Year to determine the minimum top heavy benefit. (6) For all purposes under the Plan, the Compensation taken into account for each Participant during any Plan Year beginning prior to January 1, 1994 shall not exceed $200,000.00 (subject to annual cost-of-living adjustments under Section 401(a)(17) of the Internal Revenue Code), and the Compensation taken into account for each Participant during any Plan Year beginning on or after January 1, 1994 shall not exceed $150,000 (subject to adjustments in $10,000 increments).

1.15.    Determination Date
"Determination Date" means the last day of the Plan Year with respect to the first Plan Year of the Plan, and the last day of the preceding Plan Year with respect to any Plan Year after the first.

1.16.    Effective Date
"Effective Date" with respect to the Employer means July 1, 1985, and, with respect to any Participating Employer that adopts the Plan, the date set forth in Appendix A opposite the Participating Employer's name.

1.17.    Eligibility Computation Period
"Eligibility Computation Period" means the twelve month period beginning on the date the Employee first performs an Hour of Service for the Employer and succeeding consecutive twelve-month periods commencing with the first anniversary of the Employee's commencement date.

1.18.    Employee
"Employee" means any person (but not including a person acting only as a director) who performs an Hour of Service for the Employer, and who receives Compensation for his Service other than a pension, retirement allowance, retainer, or fee under contract. The term "Employee" shall not include Leased Employees, nor shall it include individuals who provide services to the Employer but receive compensation for their services from other sources.

1.19.    Employer
"Employer" means PSC Inc.

1.20.    ERISA
"ERISA" means the Employee Retirement Income Security Act of 1974, as it has been and may be amended, and corresponding provisions of future laws.

1.21.    Fiscal Year
"Fiscal Year" means the fiscal year of the Employer.

1.22.    Five Percent Owner
"Five Percent Owner" means any person who during the Plan Year or any of the preceding four Plan Years owned or constructively owned more than five percent of the outstanding stock, capital, or profit interest of the Employer, or stock possessing more than five percent of the total combined voting power of all stock of the Employer.

1.23.    Former Key Employee
"Former Key Employee" means an Employee who is not a Key Employee for the Plan Year or any of the four preceding Plan Years but who was a Key Employee at any time preceding this period. The Beneficiary of a Former Key Employee shall be considered a Former Key Employee.

1.25.    Fund
"Fund" means all moneys and property paid or delivered to, and accepted by, the Trustees pursuant to the Trust Agreement and the Plan, and all investments made therewith and proceeds thereof and all earnings and profits thereon, less the payments made by the Trustees as authorized in the Trust Agreement.

1.26.    Highly Compensated Participant
"Highly Compensated Participant" means, for Plan Years beginning on or after January 1, 1997, any Participant who: (1) Owned or constructively owned more than a five percent interest in the Employer at any time during the current or preceding Plan Year, or (2) Received Compensation from the Employer in excess of $80,000 (or any other amount prescribed by Treasury Regulations) during the preceding Plan Year. The Retirement Committee may, in its discretion, elect to limit the number of Participants that must be recognized as Highly Compensated under this Subsection (2) to those Participants in the top twenty percent of Employees ranked by Compensation in the prior Plan Year, provided that the group of Employees constituting the top twenty percent by pay shall be determined without regard to those Employees who:

          (i)     Have not completed six months of Service;

          (ii)    Normally work less than 17 1/2 hours per week;

          (iii)   Normally work during not more than six months in any Plan Year

          (iv)    Have not attained age 21;

          (v) Are included in a unit of Employees covered by a collective bargaining agreement between the Employer and a union (if at least ninety percent of all Employees are covered under collective bargaining agreements and the Plan excludes collective bargaining employees); or

          (vi) Are non-resident aliens with no earned income from sources within the United States.
For Plan Years prior to January 1, 1997, the status of Highly Compensated Participants shall be determined under the provisions of the Plan in effect during the applicable Plan Year.

1.26.    Hour of Service
"Hour of Service" means:
(1) Each hour for which an Employee is directly or indirectly paid, or is entitled to be paid, by the Employer for the performance of duties for the Employer.

(2) Each hour for which an Employee is paid or is entitled to be paid by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. Notwithstanding the preceding sentence:


          (i) No more than 501 Hours of Service shall be credited under this paragraph (2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). For purposes of this subsection, the number of Hours of Service credited and the computation periods to which they will be credited will be determined in accordance with Department of Labor Regulations 2530.200b-2(b) and (c).


          (ii) An hour for which an Employee is directly or indirectly paid, or is entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws.


          (iii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. These hours shall be credited to the Employee for the computation period or periods in which the period during which no duties were performed occurs.


(3) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (1) or (2) of this subsection and under this paragraph. These hours will be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.


(4) Each hour for which an Employee is absent due to pregnancy of the Employee, birth or adoption of the Employee's child, or care of the Employee's child immediately following birth or adoption. No more than eight Hours of Service per day up to 501 Hours of Service during the relevant computation period shall be credited under this paragraph (4) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). Hours of Service shall be credited under this paragraph to the Plan Year in which the absence begins only if credit is needed to prevent the Participant from incurring a Break in Service for that year; in any other case, the Hours of Service shall be credited to the following Plan Year.

Hours of Service will be credited for employment with other members of the Employer's (i) affiliated service group under Internal Revenue Code Section 414(m); (ii) controlled group of corporations under Internal Revenue Code
Section 414(b); (iii) group of trades or businesses under common control under Internal Revenue Code Section 414(c); or (iv) any other entity required to be aggregated with the Employer pursuant to Internal Revenue Code Section 414(o) and the regulations thereunder.

1.27.    Internal Revenue Code
"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended and corresponding provisions of future laws, as amended.

1.27.1   Key Employee
"Key Employee" means a Key Officer, Key Owner, Five Percent Owner, One Percent Owner, or Beneficiary of a Key Employee, as defined in this Plan and as further described in Section 416(i)(1) of the Internal Revenue Code and corresponding Treasury Regulations.

1.28.    Key Officer
"Key Officer" means an officer whose Compensation from the Employer and all aggregated organizations during the Plan Year or any of the four preceding Plan Years exceeded fifty percent of the dollar limitation in effect under Internal Revenue Code Section 415(b)(1)(A) for any such Plan Year, provided that for purposes of this definition, no more than fifty Employees, or, if less, the greater of (i) three, or (ii) ten percent of the Employees of the Employer (or any organization required to be aggregated with the Employer under Sections 414(b) (c) or (m) of the Internal Revenue Code) shall be considered officers. For purposes of this definition, "officer" means an administrative executive who was employed by the Employer (or by any organization required to be aggregated with the Employer under Sections 414(b), (c), or (m) of the Internal Revenue
Code) regularly and continuously for any period of time during the Plan Year or the four preceding Plan Years. The term includes individuals who are designated officers of a corporation under state law unless their offices are merely titular or are held solely for convenience. For purposes of this definition, Compensation shall have the meaning described in Section 2.12(5) of the Plan.

1.29.    Key Owner
"Key Owner" means an Employee who during the Plan Year or any of the preceding four Plan Years owned (or constructively owned under Section 318 of the Internal Revenue Code) one of the ten largest interests in the Employer and all organizations required to be aggregated with the Employer under Sections 414(b),
(c), or (m) of the Internal Revenue Code, and whose Compensation from the Employer and all aggregated organizations exceeded $30,000 or such other amount prescribed under Section 415(c)(1)(A) of the Internal Revenue Code. If two Employees have the same interest in the Employer, the Employee having the greater Compensation shall be treated as having a larger interest. For purposes of this definition, Compensation shall have the meaning described in Section 2.12(5) of the Plan.

1.30.    Labor Agreement
"Labor Agreement" means a collective bargaining agreement between the Employer and a collective bargaining agent representing a class of employees covered under this Plan.

1.30.1   Leased Employee
"Leased Employee" means an individual who is not employed by the Employer but who provides service to the Employer (or any related persons determined under Internal Revenue Code Section 414(n)(6)):
         (i) Pursuant to an agreement between the Employer and a leasing organization, (ii) On a substantially full-time basis for a period of at least one year, and (iii) Under the primary direction or control of the Employer.
For purposes of this definition, an individual will be deemed to perform services on a substantially full-time basis for one year if, during any consecutive twelve-month period, (i) the individual performs at least 1500 Hours of Service for the Employer, or (ii) the Hours of Service performed by the individual equal or exceed seventy-five percent of the average number of hours customarily performed by Employees in that position.

1.31.    Limitation Year
"Limitation Year" means the Plan Year.

1.32.    Minimum Allocation
"Minimum Allocation" means the lesser of (i) three percent of a Participant's Compensation, or (ii) the largest percentage of Compensation (as limited by Section 2.12 of the Plan) allocated under the Plan to any Key Employee on account of the Plan Year, including the amount of any elective contributions made by Key Employees. The amount of any elective contributions made by Non-Key Employees and matching contributions made by the Employer shall not count in determining their Minimum Allocations, but the amount of any non-elective contributions made by the Employer on behalf of Non-Key Employees shall be counted in this determination.

1.33.    Non-Key Employee
"Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

1.34.    Normal Retirement Date
"Normal Retirement Date" means the attainment of age 59 1/2.

1.35.    One Percent Owner
"One Percent Owner" means a person who during the Plan Year or any of the four preceding Plan Years owned or constructively owned more than one percent of the outstanding stock, capital, or profit interest of the Employer, or stock possessing more than one percent of the total combined voting power of all stock of the Employer, and who had annual Compensation in excess of $150,000 from the Employer and any organization required to be aggregated with the Employer under Sections 414(b), (c), and (m) of the Internal Revenue Code. For purposes of this definition, Compensation shall have the meaning described in Section 2.12(5) of the Plan.

1.36.    Participant
"Participant" means any person included in the Plan as provided in this instrument.

1.37.    Participating Employer
"Participating Employer" means any corporation who, along with the Employer, is a member of an affiliated group of corporations as defined in Section 1504 of the Code and a member of a commonly controlled group of corporations as defined in Section 414(b) of the Code, and who, with the consent of the Employer, adopts this Plan for the benefit of its employees. A list of all Participating Employers and the Effective Date of their participation is set forth in Schedule A to the Plan.

1.38.    Permissive Aggregation Group
"Permissive Aggregation Group" means the Required Aggregation Group plus one or more plans of the Employer which are not members of the Required Aggregation Group but which satisfy the minimum participation standards of Sections 410 and 401(a)(1) (4) of the Internal Revenue Code when considered together with the Required Aggregation Group.

1.39.    Plan
"Plan" means PSC Inc. 401(k) Plan as set forth in this document or as amended from time to time.

1.40.    Plan Year
"Plan Year" means any 12 consecutive calendar months commencing on January 1.

1.41.    Qualified Matching Contributions
"Qualified Matching  Contributions"  means matching  contributions  described in
Section 4.2 of the Plan which are (i) fully and immediately vested; (ii) subject to the distribution limitations of Section 401(k) of the Internal Revenue Code;
(iii) not contingent on the performance of Service after the Plan Year; and (iv) paid to the Trust within twelve months following the end of the Plan Year.

1.42.    Qualified Non-Elective Contributions
"Qualified Non-Elective Contributions" means non-elective Employer contributions described in Section 4.2 of the Plan which are (i) fully and immediately vested;
(ii) not available to Participants until distributed from the Plan; (iii) subject to the distribution limitations of Section 401(k) of the Internal Revenue Code; (iv) not contingent on the performance of Service after the Plan Year; and (v) paid to the Trust within twelve months following the end of the Plan Year.

1.43.    Required Aggregation Group
"Required Aggregation Group" means a group of plans maintained by the Employer or any organization aggregated with the Employer under Sections 414(b), (c), or
(m) of the Internal Revenue Code that includes each plan (i) in which a Key Employee participates or participated at any time during the determination period, and (ii) which enables any plan in which a Key Employee participates to meet the minimum participation standards of Sections 401(a)(1) or 410 of the Internal Revenue Code. Plans terminated within the five-year period ending on the Determination Date must be included in determining the Required Aggregation Group.

1.44.    Retirement Committee
"Retirement  Committee"  means the committee  appointed by the Board pursuant to
Article 11 of the Plan to control and manage its operation.

1.45.    Salary Reduction Agreement
"Salary Reduction Agreement" means an agreement entered into between the Employer and a Participant under which the Participant agrees to forego a salary increase or to reduce his Compensation to enable the Employer to contribute on his behalf to the Plan.

1.46.    Spouse
"Spouse" means a wife or husband who has been continually and lawfully married to a Participant on the Annuity Starting Date, or, if the Participant did not begin receiving distributions prior to death, who has been continually and lawfully married to the Participant on the date of the Participant's death. Notwithstanding the foregoing provision, a former Spouse will be treated as the Spouse and a current Spouse will not be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Internal Revenue Code.

1.47.    Super Top Heavy
The Plan will be considered "Super Top Heavy" for a Plan Year if the Top Heavy Ratio for the Plan (or if applicable, for the Required Aggregation Group) is more than ninety percent. Notwithstanding the preceding sentence, the Plan will not be considered Super Top Heavy if, after aggregation of the Plan with one or more plans of the Permissive Aggregation Group, the Top Heavy Ratio does not exceed ninety percent.

1.48.    Top Heavy
The Plan will be considered "Top Heavy" for a Plan Year if the Top Heavy Ratio for the Plan (or, if applicable, for the Required Aggregation Group) is more than sixty percent. Notwithstanding the preceding sentence, the Plan will not be considered Top Heavy if, after aggregation of the Plan with one or more plans of the Permissive Aggregation Group, the Top Heavy Ratio does not exceed sixty percent.

1.49.    Top Heavy Ratio
(1) For Employers maintaining one or more defined contribution plans (including any simplified employee pension plan) who have not maintained any defined benefit plan which during the five-year period ending on the Determination Date has or has had accrued benefits, Top Heavy Ratio, for this plan alone or for the Required or Permissive Aggregation Group as appropriate, means a fraction, the numerator of which is the sum of the Accrued Benefits of all Key Employees as of the Determination Date (including any part of any Accrued Benefit distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all Accrued Benefits (including any part of any Accrued Benefit distributed in the five-year period ending on the Determination Date), both computed in accordance with Section 416 of the Internal Revenue Code and corresponding regulations. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Internal Revenue Code and the corresponding regulations. (2) For Employers maintaining one or more defined contribution plans (including any simplified employee pension plan) who maintain or have maintained one or more defined benefit plans which during the five-year period ending on the Determination Date has or has had any Accrued Benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group as appropriate means a fraction, the numerator of which is the sum of Accrued Benefits under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Accrued Benefits under the aggregated defined contribution plan or plans for all participants, determined in accordance with (a) above, and the present value of Accrued Benefits under the defined benefit plan or plans for all participants as of the Determination Date, all determined in accordance with
Section 416 of the Internal Revenue Code and the corresponding regulations. The Accrued Benefits under a defined Determination Date. Present value shall be based only on the interest and mortality rates specified in the defined benefit plan. (3) For purposes of Subsections (1) and (2) above, the value of Accrued Benefits and the present value of Accrued Benefits shall be determined as of the most recent Valuation Date ending on or before the Determination Date, except as provided in Section 416 of the Internal Revenue Code and corresponding regulations for the first two Plan Years of a defined benefit plan. In addition, the following rules shall apply in calculating the Top Heavy Ratio.
         (i)    Distributions  made  after the  Valuation  Date but  before  the
                Determination Date shall not be counted if the value of the distribution is reflected in the Participant's Accrued Benefit as of the Valuation Date.
         (ii)   The  Accrued  Benefits  of any  Former  Key  Employees  and  any
                Participants who have not performed services for the Employer during the five-year period ending on the Determination Date shall be disregarded.

         (iii) Rollovers initiated by the Participant and received from plans of employers not required to be aggregated with the Employer under Sections 414(b), (c), or (m) of the Internal Revenue Code shall not be counted; all other rollovers and transfers shall be included in the calculation.

         (iv) Deductible employee contributions shall not be counted.
         (v) When aggregating plans, the value of Accrued Benefit and the present value of Accrued Benefits shall be calculated with reference to the Determination Dates that fall within the same Calendar Year.
         (vi) The Accrued Benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or, if there is no uniform method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Internal Revenue Code.

1.50.    Trust Agreement
"Trust Agreement" means the document evidencing agreement between the Employer and the Trustee for the administration of the Fund and any and all amendments to that agreement. If the Employer maintains more than one employee pension benefit plan within the definition of ERISA, the assets of this Plan may be held together under one Trust Agreement with the assets of any other plan of the Employer which meets the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code.

1.51.    Trustee
"Trustee" means the trustee or trustees of the Fund.

1.52.    Valuation Date
"Valuation Date" means the date on which the Fund was valued or revalued pursuant to the Plan. Valuation Dates shall occur at least annually on each Anniversary Date and at any other time determined in the discretion of the Retirement Committee.

1.53.    Valuation Period
"Valuation Period" means any period ending on a Valuation Date and beginning on the first day after the preceding Valuation Date.

1.54.    Vesting Computation Period
"Vesting Computation Period" means the Plan Year.

1.55.    Year of Service
"Service" shall be measured in years. An Employee shall be credited with a Year of Service for each Vesting Computation Period during which he is credited with 1,000 Hours of Service.

2.       PARTICIPATION

2.1.     Eligibility Requirements
Effective July 1, 1997, Employees shall be eligible to become Participants in the Plan after attainment of age 21 and completion of at least 1,000 Hours of Service during an Eligibility Computation Period.

2.2.     Entry Date
Effective July 1, 1997, Employees shall become Participants in the Plan on the first day of the month following the date they meet eligibility requirements of
Section 3.1. Each Participant must sign a Salary Reduction Agreement to make elective deferral contributions to the Plan. Once made, the Participant's Agreement shall remain in effect until modified or terminated. Participants may modify, suspend or terminate their elections on a monthly basis, and on any additional dates determined in the Retirement Committee's sole discretion.

2.3.     Exclusion for Collective Bargaining Employees
No Employee shall be eligible to participate in the Plan while he is a member of a unit of employees covered by a collective bargaining agreement between the Employer (or the Employer and one or more other employers) and a union, association, or other employee representative group if:
         (i) The employee representative group has established an employee pension benefit plan to which the Employer contributes on behalf of the individual, or
         (ii) The Employer does not contribute to such a plan and there is other evidence that retirement benefits were proposed to be funded by the Employer on behalf of the individual and were the subject of good faith bargaining between the employee representative group and the Employer or other employers.
This Section shall not be construed to limit participation by an individual who is not an "employee" within the meaning of the National Labor Relations Act solely because the individual maintains membership in a union.

2.4.     Other Exclusions
In the event that an Employee who is excluded from the category of Employees eligible to participate in the Plan satisfies the minimum age and service requirements and later becomes an eligible Employee, he shall be entitled to immediate participation in the Plan.


2.5.     Special Participation Provisions
Any participant in the PSC Scanning, Inc. Savings Plus 401(k) Plan on July 1, 1997 will automatically be eligible to participate in this Plan as of that date. Any employee of PSC Scanning, Inc. who is not a participant in the PSC Scanning Plan on that date will be eligible to enter this Plan after meeting the age and service requirements outlined in Section 3.1 above. Hours of Service completed with PSC Scanning, Inc. prior to July 1, 1997, will be counted toward the 1,000 Hour of Service requirement.

2.6.     Continued Participation
An Employee shall continue as a Participant in the Plan so long as he remains an eligible Employee. A Participant who becomes ineligible to continue as a Participant in the Plan shall be entitled to immediate participation in the Plan if he again becomes an eligible Employee. A Participant who terminates employment and is subsequently rehired by the Employer also shall be entitled to immediate participation in the Plan.

3.       CONTRIBUTIONS

3.1.     Employee Contributions
Each year the Employer shall contribute to the Plan on behalf of each Participant the amount of the reduced or foregone salary set forth in the Salary Reduction Agreement with that Participant. Each Participant may elect to defer between one and fifteen percent of his Compensation to the Plan. Elective contributions must be made in whole percentages.

3.2.     Employer Contributions
The Employer shall make a discretionary matching contribution to the Plan each year in an amount determined by the Board. The Employer shall make no matching contributions for elective contributions in excess of six percent of Compensation. In addition, the Employer may make discretionary non-elective contributions, Qualified Matching Contributions, and Qualified Non-Elective Contributions to the Plan.

3.3.     Time of Contribution
(1) Elective contributions shall be paid to the Plan on a current basis, and in no event later than the fifteenth business day of the month following the month in which these amounts otherwise would have been payable to the Participant in cash. (2) Matching and non-elective Employer contributions, if any, shall be made in cash not later than the time prescribed by law, including any extension of time, for filing the Employer's United States income tax or information return for the year with respect to which the contributions are made.

3.4.     Deferral Percentage Test
(1) For any Plan Year the elective contributions made on behalf of each Highly Compensated Participant must satisfy one of the following tests, provided that the test described in subsection (ii) below shall not be used to meet both the Deferral Percentage Test and the Contribution Percentage Test in the same Plan Year.
         (i) The Actual Deferral Percentage for Highly Compensated Participants must not exceed 1.25 times the Actual Deferral Percentage of the remaining Participants determined at the end of the prior Plan Year; or
         (ii) The Actual Deferral Percentage for Highly Compensated Participants must not exceed 2.0 times the Actual Deferral Percentage of the remaining Participants determined at the end of the prior Plan Year, and the Actual Deferral Percentage of the Highly Compensated Participants must not exceed the Actual Deferral Percentage of all other Participants by more than two percentage points.
(2) For any Plan Year in which the Actual Deferral Percentage for Highly Compensated Participants exceeds the foregoing limits, the Retirement Committee shall return the salary reduction contributions made on behalf of Highly Compensated Participants in descending order of their deferral amounts until one of the foregoing tests has been met.

(3) The return of excess contributions shall include the amounts of any income allocable to the contributions through the date of distribution, calculated as the sum of (i) income or loss allocable to the Participant's Elective Contribution Account (and, if applicable, Matching Contribution Account and Employer Contribution Account) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's excess contributions for the Plan Year, and the denominator of which is the balance of the Participant's Accounts attributable to elective contributions and any matching or non-elective contributions used in the Deferral Percentage Test without regard to any income or loss during the Plan Year, plus (ii) ten percent of the amount determined under (i) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth day of the month. Alternatively, (i) the calculation of income allocable to excess contributions may be based upon any reasonable method used to allocate income or loss to
Participants' accounts if this method is consistently applied to all Participants and to all corrective distributions for the Plan Year, and (ii) the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss.

(4) The return of excess contributions and income shall be completed, if possible, within 2 1/2 months after the end of the Plan Year for which the excess amount was contributed to the Plan in order to avoid the imposition of a ten percent excise tax on the Employer. In no event shall the return of excess contributions be completed more than 12 months after the end of the Plan Year.

(5) Excess Contributions shall be distributed from the Participant's Elective Contribution Account and Matching Contribution Account (if applicable) in proportion to the Participant's elective contributions and matching contributions used in the Deferral Percentage test for the Plan Year. Excess contributions shall be distributed from the Participant's Employer Contribution Account only to the extent that the excess contributions exceed the balance in the Participant's Elective Contribution Account and Matching Contribution Account.

3.5.     Contribution Percentage Test

(1) For any Plan Year the matching contributions made on behalf of each Highly Compensated Participant must satisfy one of the following tests, provided that the test described in subsection (ii) below shall not be used to satisfy both the Contribution Percentage Test and the Deferral Percentage Test in the same Plan Year.
         (i) The Actual Contribution Percentage for Highly Compensated Participants must not exceed 1.25 times the Actual Contribution Percentage of the remaining Participants determined at the end of the prior Plan Year; or
         (ii) The Actual Contribution Percentage for Highly Compensated Participants must not exceed 2.0 times the Actual Contribution Percentage of the remaining Participants determined at the end of the prior Plan Year, and the Actual Contribution Percentage of the Highly Compensated Participants must not exceed the Actual Contribution Percentage of all other Participants by more than two percentage points.

(2) For any Plan Year in which the Actual Contribution Percentage for Highly Compensated Participants exceeds the foregoing limits, the Retirement Committee shall forfeit the non-vested portion of any matching contributions and shall return the vested portion of any matching contributions (including Qualified Matching Contributions) made on behalf of Highly Compensated Participants in descending order of their contribution amounts until one of the foregoing tests has been met. (3) The return of contributions shall include the amounts of any income allocable to the contributions through the date of distribution, calculated as the sum of (i) income or loss allocable to the Participant's Matching Contribution Account (and, if applicable, Elective Contribution Account and Employer Contribution Account) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's excess contributions for the Plan Year, and the denominator of which is the balance of the Participant's Accounts attributable to matching contributions and any elective or non-elective contributions used in the Deferral Percentage Test without regard to any income or loss during the Plan Year, plus (ii) ten percent of the amount determined under (i) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth day of the month. Alternatively, (i) the calculation of income allocable to excess contributions may be based upon any reasonable method used to allocate income or loss to
Participants' accounts if this method is consistently applied to all Participants and to all corrective distributions for the Plan Year, and (ii) the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss. (4) The return of excess contributions and income shall be completed, if possible, within 2 1/2 months after the end of the Plan Year for which the excess amount was contributed to the Plan in order to avoid the imposition of a ten percent excise tax on the Employer. In no event shall the return of excess contributions be completed more than 12 months after the end of the Plan Year. (5) After forfeiture of any non-vested amounts, excess contributions shall be distributed from the Participant's Matching Contribution Account, and, if applicable, Elective Contribution Account, and Employer Contribution Account in proportion to the respective contributions used in the contribution percentage test for the Plan Year.

3.6.     Dollar Limit on Elective Deferrals
(1) Elective contributions made on behalf of any Participant shall not exceed $9,500 per Calendar Year or any other amount prescribed by regulations under
Section 402(g)(1) (5) of the Internal Revenue Code. Elective contributions in excess of this amount shall be returned to the Participant no later than April 15 of the following Calendar Year, provided that the Participant files a written notice with the Retirement Committee on or before March 1 of that year. If the excess elective contributions arise solely from elective contributions made by the Participant to this Plan or any other plan maintained by the Employer, the Retirement Committee may return the excess elective contributions without written notice from the Participant. (2) The notice described in Subsection (1) shall be in the form prescribed by the Retirement Committee, shall specify the amount of salary reduction contributions to be returned to the Participant, and shall certify that return of these amounts is needed to comply with the limits on deferral contributions imposed by the Internal Revenue Code. The return of excess elective contributions shall include the amount of any income allocable to the contributions through the date of distribution, calculated as the sum of
(i) income or loss allocable to the Participant's Elective Contribution Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's excess elective contributions for the taxable year, and the denominator of which is the balance of the Participant's Elective Contribution Account without regard to any income or loss during the taxable year, plus (ii) ten percent of the amount determined under (i) above multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth day of the month. Alternatively, (i) the calculation of income allocable to excess elective contributions may be based upon any reasonable method used to allocate income or loss to Participants' accounts if this method is consistently applied to all Participants and to all corrective distributions for the Plan Year, and (ii) the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss. (3) With respect to any taxable year, the Participant's elective contributions shall mean the sum of Employer contributions made under a salary reduction agreement to the following plans: (i) a qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code; (ii) a simplified employee pension plan described in Section 402(h)(1)(B) of the Internal Revenue Code; (iii) an eligible deferred compensation plan under Section 457 of the Internal Revenue Code; (iv) any plan described under Section 501(c)(18) of the Internal Revenue Code; and (v) a plan for the purchase of an annuity described in Section 403(b) of the Internal Revenue Code.

3.6.1     Rollover Contributions
With the consent of the Retirement Committee, an Employee may contribute to the Plan any amount received by him from another qualified plan provided that the contribution must qualify as a rollover contribution under the Internal Revenue Code. The Retirement Committee may make rules for the administration of this Section and may require Participants to certify material facts before accepting the rollover contribution. In addition to accepting rollover contributions, the Retirement Committee may, in its sole discretion, accept a direct transfer of assets from the trustee of another qualified plan.

3.7.     Irrevocability of Contributions
All  contributions  by the Employer shall be  irrevocable  except as provided in
Article 1.

3.8.     Contribution Records
The Employer's records shall be determinative on all matters relating to contributions.

3.9.    Administrative Expenses
(1) The administrative expenses of the Plan and Fund shall be paid either by the Employer or from the Fund. The Employer shall notify the Trustee in writing if the entity paying the administrative expenses is changed. In the event the Employer is responsible for payment of expenses but does not make full payment, they shall be paid from the Fund to the extent permitted by law. (2) All transactional costs or charges imposed or incurred (if any) for Participant directed assets shall be charged to the
     Account of the directing Participant or Beneficiary. Transactional costs and charges shall include, but shall not be limited to, charges for the acquisition or sale or exchange of Participant directed assets, brokerage commissions, service charges, and professional fees.

3.9.1.CREDITS TO PARTICIPANTS

3.10.    Maintenance of Accounts
(1) The Retirement Committee shall keep individual accounts in the name of each Participant showing his interest in the Fund. Each Participant shall have an Elective Contribution Account showing the amount attributable to elective contributions made on his behalf. If applicable, each Participant also shall have a Matching Contribution Account showing the amount attributable to matching contributions made on his behalf, and an Employer Contribution Account showing the amount attributable to non-elective Employer contributions made on his behalf. (2) Rollovers from other qualified plans accepted by the Retirement Committee shall be segregated in a separate Rollover Account. Direct transfers from other qualified plans accepted by the Retirement Committee shall be segregated in a separate Transfer Account. After-tax contributions made prior to July 1, 1997 shall be segregated in a separate After-Tax Account.

3.11.    Allocation of Employer Contributions
(1) Any matching contributions made by the Employer for the Plan Year shall be allocated Participants' Matching Contribution Accounts in accordance with the terms and conditions under Section 4.2 of the Plan. The foregoing contributions shall be allocated to Participants' Accounts regardless of their employment status on the Anniversary Date or the Hours of Service completed during the Plan Year. (2) Any non-elective contributions made by the Employer for the Plan Year shall be allocated among the Employer Contribution Accounts of all Participants who, as of the Anniversary Date, are employed by the Employer and have completed 1,000 Hours of Service during the Plan Year. The allocation shall be made in the proportion that each Participant's Compensation bears to the total Compensation of all Participants.

3.12.    Annual Additions
Annual Additions shall not during any Limitation Year exceed the lesser of: (i) the defined contribution dollar limitation; or (ii) twenty-five percent of the Participant's Compensation for the Plan Year. For the purpose of this Section, the defined contribution dollar limitation is $30,000 or, if greater, twenty-five  percent  of the  defined  benefit  dollar  limitation  set forth in
Section 415(b)(1) of the Internal Revenue Code as in effect for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different consecutive twelve-month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is twelve.

3.13.    Allocation of Excess Contributions
If the contribution for any Participant  exceeds the limits specified in Section
5.3 for any Plan Year by reason of the allocation of forfeitures, a reasonable error in estimating the Participant's Compensation, or a reasonable error in estimating the Participant's elective deferrals, the portion exceeding the limits shall, at the discretion of the Retirement Committee, be reallocated in accordance with one of the four methods specified in Treasury Regulations
Section 1.415-6(b)(6).

3.14.    Valuation of Accounts
A Participant's Accounts shall be valued at fair market value on each Valuation Date. With respect to Participant directed investments, the earnings, losses, and expenses (including transactional expenses pursuant to Section 4.10) of the Participant's directed investments shall be allocated to the Account of the Participant or Beneficiary having authority to direct the investment of the assets in the Account. The Valuation Date with respect to any distributions from any Account shall be the date as of which the distribution is made.

3.15.    Limitation
No allocation or credit to any Participant's Account shall operate to vest any right, title or interest in the Trust Fund in a Participant except at the time or times, and upon the terms and conditions, set forth in this Plan.

4.    VESTING OF BENEFITS

4.1.     Employee Contributions
Participants shall be fully vested in their Elective Contribution Accounts, After-Tax Contribution Accounts, and Rollover Contribution Accounts at all times.

4.2.     Employer Contributions
(1) Participants who are credited with an Hour of Service on or after December 31, 1996 shall be fully vested in their Matching Contribution Accounts and Employer Contribution Accounts at all times. Vesting for Participants who terminated employment prior to January 1, 1997 shall be determined under the vesting schedule in effect at that time. (2) Participants who, prior to July 1, 1997, were participants in the PSC Scanning, Inc. Savings Plus 401(k) Plan shall be fully vested in their Matching Contribution Accounts and Employer Contribution Account whether or not they are credited with an Hour of Service on or after December 31, 1996.

5. DISTRIBUTION OF BENEFITS

5.1.     Application
The value of a Participant's Accrued Benefit shall be paid to him or his Beneficiaries only at the time, to the extent, and in the manner provided in this Article and in Article 8 and Article 9.

5.2.     Normal and Late Retirement
A Participant who separates from Service on or after his Normal Retirement Date shall be eligible to receive a distribution from the Plan. The Participant's Accrued Benefit as of the next quarterly Valuation Date following his termination of employment shall be paid to him or commence to be paid to him as soon as practical after that date.

5.3.     Death Benefit
If a Participant dies prior to the Annuity Starting Date, his Spouse or other Beneficiary shall be eligible to receive a distribution from the Plan. The Participant's Accrued Benefit as of the next quarterly Valuation Date following the date of death shall be paid or commence to be paid to his Spouse or other Beneficiary as soon as practical after that date. If there is no Spouse or designated Beneficiary, the benefits payable under this Article shall be distributed to the executor or administrator of the Participant's estate. If no executor or administrator is appointed within six months after his death, distribution shall be made to one or more of his relatives by blood or marriage as the Retirement Committee in its sole discretion shall direct.

5.4.     Other Termination of Employment
A Participant who separates from Service for any reason other than retirement or death shall be eligible to receive a distribution from the Plan. The Participant's Accrued Benefit as of the next quarterly Valuation Date following his termination of employment shall be paid to him or commence to be paid to him as soon as practical after that date.

5.5.     After-Tax and Rollover Contributions
A Participant may withdraw all or part of his After-Tax Account or Rollover Account at any time. The Retirement Committee shall establish rules and procedures with respect to these withdrawals, including the timing and the order of Accounts from which Participants may request distributions.

5.6.     In-Service Distributions
A Participant who has attained age 59 1/2 may withdraw all or part of his (i) Elective Contribution Account; (ii) Matching Contribution Account; and (iii)
Employer Contribution Account. The Retirement Committee shall establish rules and procedures with respect to these withdrawals, including the timing and the order of Accounts from which Participants may request distributions.

5.7.     Hardship Withdrawals
A Participant who incurs a hardship shall be eligible to receive a distribution from the Plan of up to 100 percent of his elective contributions and matching contributions to the Plan (other than earnings accrued after December 31, 1988). All hardship distributions shall comply with the following terms and conditions.
(1) A Participant who desires to receive a hardship distribution from the Plan must provide evidence to the Retirement Committee of an event creating an immediate and heavy financial need. These events may include, without limitation:
         (i)    Amounts  incurred or necessary  for medical  care, as defined in
                Section   213(d)  of  the  Internal   Revenue   Code,   for  the
                Participant, the Participant's spouse, or any of his dependents;
         (ii)   Purchase of a principal residence for the Participant;
         (iii)  Payment of tuition  and  related  educational  fees for the next twelve months of  post-secondary  education for the Participant, his Spouse, or any dependents; and
         (iv)   Payments  needed to prevent  eviction of a Participant  from his
                principal   residence  or  foreclosure  of  a  mortgage  on  his
                principal residence.
(2) In order to certify that the financial need cannot be met from other resources reasonably available to the Participant, the Retirement Committee must base hardship distributions in accordance with the following conditions:
         (i)    The  distribution  must not exceed the amount of  immediate  and heavy financial need, which may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;
         (ii)   The  Participant  must  obtain  all  distributions,  other  than hardship distributions, and all non-taxable loans currently available under all plans maintained by the Employer;
         (iii)  The Participant must suspend elective  contributions to the Plan
                (and any other plans maintained by the Employer) for at least twelve months after receipt of the distribution; and
         (iv)   For the Calendar Year immediately following the Calendar Year of the distribution, the amount of the Participant's elective contributions to the Plan must not exceed the dollar amount determined under Section 4.6 of the Plan reduced by the amount of the Participant's elective contributions during the Calendar
                Year of the distribution.


5.8.     Consent to Distribution
The following provisions shall control the consents required for distributions from the Plan.
(1) If the value of a Participant's Accrued Benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Accrued Benefit is immediately distributable, the Participant must consent to any distribution of the Accrued Benefit. The Retirement Committee shall notify the Participant of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable, and shall obtain the consent of the Participant to the distribution in writing within the 90-day period ending on the Annuity Starting Date. Notwithstanding the foregoing provisions, the consent of the Participant shall not be required to the extent that a distribution is required to satisfy
Section 401(a)(9) or Section 415 of the Internal Revenue Code. (2) If the value of a Participant's Accrued Benefit derived from Employer and Employee contributions does not exceed (nor at any time of any prior distribution exceeded) $3,500, and the Accrued Benefit is immediately distributable, the Retirement Committee shall distribute the Accrued Benefit in one lump sum payment without the Participant's consent at any time after the Participant terminates employment. (3) For purposes of Subsections (1) and (2) above, an Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant or surviving Spouse before the Participant attains (or would have attained) age 62.

5.9.     Facility of Payment
If the Retirement Committee receives evidence satisfactory to it that a person entitled to payments under the Plan is incompetent by reason of physical or mental Disability, the Retirement Committee shall have the power, subject to the requirements for spousal consent set forth in this document, to cause the payments becoming due under the Plan to such person to be made to another person for his benefit without responsibility of the Retirement Committee or the Trustees to see to the application of such funds. Payments made pursuant to the power herein conferred upon the Retirement Committee shall operate as a complete discharge of the Trustees and the Retirement Committee.

5.10.    Limitation
Benefits under this Plan shall be payable only out of the Fund. No person shall have any rights under the Plan with respect to the Fund, or against the Trustee or the Employer, except as specifically provided for in this instrument.

5.10.1   REQUIRED DISTRIBUTIONS

5.11.    Delay of Distributions By Employer
Unless otherwise elected by the Participant, no distribution shall commence later than sixty days after the end of the Plan Year in which occurs the latest of the following events: (i) the attainment of age 65 by the Participant (or Normal Retirement Date, if earlier); (ii) the tenth anniversary of the year in which the Participant commenced participation pursuant to Article 3; or (iii) termination of the Participant's Service with the Employer. The failure of a Participant or Spouse to consent to a distribution shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy the requirements of this Section.

5.12.    Delay of Distributions By Participants
Distributions to Participants shall be paid or commence to be paid by April 1 of the Calendar Year following the Calendar Year in which the Participant attains age 70 1/2 regardless of his continued employment. Distributions to Participants in subsequent Calendar Years, including the Calendar Year containing the April 1 commencement date, must be made on or before December 31 of each year. Notwithstanding the foregoing requirement, a Participant who attained age 70 1/2 prior to January 1, 1988 and who is not a Five Percent Owner may defer payment of any distribution to April 1 of the Calendar Year following his separation from Service. A Participant who is not a Five Percent Owner at age 70 1/2 but who becomes a Five Percent Owner in a subsequent year shall commence receiving distributions on April 1 of the Calendar Year following the Calendar Year in which he becomes a Five Percent Owner.

5.13.    Minimum Distributions
Distributions in any form other than a lump sum must be paid over a period no longer than the life expectancies of the Participant and any designated Beneficiary. The amount distributed each year must be equal to or greater than the quotient obtained by dividing the Participant's vested Accrued Benefit by the life expectancy of the Participant, or the joint and last survivor expectancy of the Participant and the designated Beneficiary, as computed by use of the return multiples in Section 1.72-9 of the Treasury Regulations. For purposes of this calculation, the life expectancy of a Beneficiary other than the Participant's Spouse shall be calculated only once, but the life expectancy of the Participant and Spouse shall be recalculated annually. If the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent of the Accrued Benefit is paid within the life expectancy of the Participant.

5.14.    Distributions Upon Death
Upon the death of a Participant, the following provisions shall control the payment of benefits from the Plan. (1) If distributions to the Participant have commenced prior to death, but the Participant dies before the distribution is complete, any remaining balance must be distributed under a method no less rapid than the method in effect at the time of death. (2) If distributions to the
Participant have not commenced prior to death and any portion of the Participant's Accrued Benefit is payable to a designated Beneficiary other than the Participant's Spouse, all benefits must be distributed by December 31 of the fifth Calendar Year following the Participant's death unless the following conditions are met: (i) payments are made for the life of the Beneficiary or over a period not extending beyond the Beneficiary's life expectancy, and (ii) payments commence on or before December 31 of the Calendar Year immediately following the Calendar Year in which the Participant died. If the Beneficiary is the Participant's Spouse, all benefits must be distributed by December 31 of the fifth Calendar Year following the Participant's death unless (i) payments are made for the life of the Spouse or over a period not extending beyond the Spouse's life expectancy, and (ii) payments need not commence until the later of
(a) December 31 of the Calendar Year immediately following the Calendar Year in which the Participant died, or (b) December 31 of the Calendar Year in which the Participant would have attained age 70 1/2. If the Spouse dies before the payments begin, the provisions of this Section 8.4 shall be applied as if the Spouse had been the Participant. For purposes of this Subsection, life expectancies shall be calculated by use of the return multiples of Section

1.72-9 of the Treasury Regulations. The life expectancy of a Beneficiary other than the Participant's Spouse may be calculated only once, and the life expectancy of the Participant and Spouse may be recalculated no more frequently than annually. (3) If the Participant has not made an election pursuant to this Section by the time of his death, the Participant's designated Beneficiary must elect the method of distribution by the earlier of (i) December 31 of the Calendar Year in which the distribution would be required to begin, or (ii) December 31 of the fifth Calendar Year following the Participant's death. If the Participant has no designated Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the fifth Calendar Year following the Participant's death. (4) For purposes of Subsection (2) above, if the Spouse dies after the Participant but before payments to the Spouse begin, the provisions of Subsection (2) shall apply as if the Spouse had been the
Participant,   except  that  the  Spouse's   Beneficiary  must  begin  receiving
distributions on or before December 31 of the Calendar Year immediately following the Calendar Year in which the Spouse died. 6. FORM OF DISTRIBUTION

6.1.     Optional Forms of Distribution
A Participant may elect to receive payment of his distribution in the form of:
         (i)      A lump sum; or
         (ii) Periodic installments of at least one hundred dollars for a period certain, not extending beyond the life expectancy of the Participant, or, if he designates a Beneficiary to continue receiving the installments after his death, the life expectancy of the Participant and his Beneficiary.

6.2.     Designation of Beneficiaries
Designation of Beneficiaries shall be in a written form prescribed by the Retirement Committee, which shall include the name, address, sex, and date of birth of the Beneficiary. No designation shall be effective unless it is filed with the Retirement Committee prior to the death of the Participant. A Participant may change Beneficiary designations at any time, and the consent of the Beneficiary shall not be required in the event of any change. Designation of a Beneficiary other than the Participant's Spouse shall not be effective unless made in accordance with the following provisions. (1) A married Participant may, with the consent of his Spouse, designate a Beneficiary other than his Spouse to receive payment of the pre-retirement death benefit provided in Section 7.4. The waiver shall be made in the form prescribed by the Retirement Committee, shall contain the written consent of the Participant and Spouse together with an acknowledgment of its effect, and shall be witnessed by a notary public. If the Participant has no Spouse or the Spouse cannot be located, the Participant must certify these facts in the waiver. (2) Any waiver made pursuant to this Section may be revoked by filing a written revocation with the Retirement Committee at least 15 days prior to the Participant's Annuity Starting Date. (3) Any consent required by this Section shall be valid only with respect to the Spouse who signs the consent. A participant who obtains the consent of his Spouse to a waiver under this Section must obtain spousal consent to any subsequent election.

6.3.     Notice Requirements
The Retirement Committee shall provide each Participant with a written explanation of the forms of distribution available under Section 9.1. Each Participant shall receive the notice no more than 90 days and no less than 30 days before the Annuity Starting Date. Distributions may commence less than thirty days after this notice has been given to the Participant, provided that
(i) the Retirement Committee clearly informs the Participant that the Participant has the right to a period of at least 30 days after receiving the notice to decide whether or not to elect a distribution (and, if applicable, a particular option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

6.4.     Eligible Rollover Distribution
This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an Eligible Rollover Distribution paid in the form of a direct rollover to an Eligible Retirement Plan specified by the Distributee. The Retirement Committee may, in its sole and absolute discretion, prescribe uniform and nondiscrimination standards for payouts of Direct Rollovers, including, without limitation, a requirement that Direct Rollovers be made in amounts not less than five hundred dollars. (1) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and Distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). (2) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution to the surviving spouse, however, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. (3) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse. (4) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

7.  TOP HEAVY REQUIREMENTS

7.1.     Minimum Allocations
Notwithstanding the allocation formula contained in Article 5, for any Plan Year in which the Plan is Top Heavy the Employer contributions allocated to the Employer Contribution Account of any Participant who is not a Key Employee must not be less than the Minimum Allocation. In the event that Minimum Allocations would not otherwise be provided to these Participants, the Employer contributions shall be allocated first to the Employer Contribution Accounts of these Participants in amounts sufficient to fund the Minimum Allocations, and the balance shall be allocated to all other Participants under the allocation formula set forth in Article 5. A Non-Key Employee who meets the participation requirements of the Plan and who is employed on the last day of the Plan Year shall receive his Minimum Allocation without regard to his level of Compensation or to his failure to complete the Hours of Service needed to receive an allocation of Employer Contributions for the Plan Year. Minimum Allocations also shall be provided to any Key Employees who would not otherwise receive them. The provisions of this Section 10.1 shall not apply to Participants covered under any other qualified retirement plan maintained by the Employer if the Employer has elected to provide minimum contributions or benefits under another plan.

8.ADMINISTRATION OF THE PLAN

8.1.     Appointment of Retirement Committee
The Employer shall appoint a Retirement Committee consisting of one or more persons as determined by the Employer. Each person appointed as a member of the Retirement Committee shall signify his acceptance by filing a written acknowledgment with the Employer. Any member of the Retirement Committee may resign by delivering his written resignation to the Employer.

8.2.     Named Fiduciaries
The  Retirement  Committee and its members are the named  fiduciaries  with full
authority   and   responsibility   to  control  and  manage  the  operation  and
administration of the Plan.

8.3.     Responsibilities of Retirement Committee
The Retirement Committee shall have the exclusive right to interpret the Plan (but not to modify or amend the Plan) and to decide any and all questions arising in the administration, interpretation, and application of the Plan. The Retirement Committee shall establish whatever rules it finds necessary for the operation and administration of the Plan and shall endeavor to apply these rules in its decisions so as not to discriminate in favor of any person. The decisions of the Retirement Committee or its action with respect to the Plan shall be conclusive and binding upon the Employer and all persons having or claiming to have any right or interest in or under the Plan.

8.4.     Delegation of Responsibilities
The members of the Retirement Committee may elect from their number a chairman, who need not be a Participant, and may appoint a secretary, who need not be a Participant nor a member of the Retirement Committee. They may appoint from their number such committees with such powers as they shall determine. They may allocate fiduciary responsibility among themselves or delegate any of their duties or responsibilities to other persons, including the Employer or any of its officers or employees. Any such allocation or delegation of fiduciary responsibilities shall be by an instrument in writing, setting forth specifically the delegated duties, signed by or on behalf of the Retirement Committee and the delegated fiduciary and shall be exercised in a reasonable manner taking into account the discretionary or ministerial nature of the responsibility allocated or delegated and the capabilities of such person or persons to whom the responsibility is allocated or delegated.


8.5.     Third Party Contracts
The Retirement Committee or any person or persons to whom the Retirement Committee has delegated fiduciary responsibilities may employ, with the approval of the Retirement Committee, one or more accountants, actuaries, legal counsel or other persons as shall be deemed necessary for the effective control and management of the operation and administration of the Plan. The members of the Retirement Committee, the Employer and its officers and directors, and any person to whom any duty or responsibility has been delegated by the Retirement Committee shall be entitled to rely upon all tables, valuations, certificates, opinions and reports furnished by any duly appointed accountant, actuary, legal counsel or other person and shall be fully protected in respect of any action taken or permitted by them in good faith in reliance upon any such tables, valuations, certificates, reports or opinions.

8.6.     Meetings
The Retirement Committee shall hold meetings upon such notice, at such place or places, and at such time or times as they may determine. A majority of the
members  of  the  Retirement   Committee  shall  constitute  a  quorum  for  the
transaction of business. All resolutions or other actions taken by the Retirement Committee shall be by vote of a majority of those present at a meeting of the Retirement Committee at which a quorum shall be present or, if they act without a meeting, in writing by all the members of the Retirement Committee. The Retirement Committee may designate one or more of its members to sign and to send and receive communications and documents to and from the Trustees or any person.

8.7.     Expenses
No member of the Retirement Committee shall receive any compensation for his services, but the Employer may reimburse any member for any necessary expenses incurred.

8.8.     Reports
The Retirement Committee shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations, if required, of the assets and liabilities of the Plan. The Retirement Committee shall have a report prepared annually showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year. Such reports shall be submitted to the Employer.

8.9.     Plan Administrator
The Employer may appoint a person or persons to act as Plan Administrator within the meaning of Section 3(16)(A) of ERISA. The Employer may remove the Plan Administrator from office at any time. Any such appointment or removal shall be in writing. If more than one Plan Administrator is appointed, the duties of Plan Administrator may be allocated among them in the instruments of appointment; if this is done, no Plan Administrator shall be responsible for performing duties that have been allocated to another Plan Administrator. If no such appointment is made, the Employer shall be the Plan Administrator. The Plan Administrator shall file such documents as are required of him and shall have such additional duties as are required by ERISA and applicable law, and as may be delegated to him in the instrument of appointment or in an instrument of delegation executed by the Retirement Committee pursuant to Section 11.4.

8.10.    Indemnification
Each person who is or has been a member of the Retirement Committee or the Plan Administrator shall be indemnified by the Employer against expenses (including amounts paid in settlement with the approval of the Employer) reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or with which he shall be threatened by reason of his being, or having been, a member of the Retirement Committee or Plan Administrator, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for a breach of fiduciary responsibility due to willful misconduct in the performance of his duties. The foregoing right of indemnification shall be in addition to any other rights to which any member of the Retirement Committee or Plan Administrator may be entitled as a matter of law.

9.AMENDMENT AND TERMINATION OF THE PLAN

9.1.     Amendment
(1) The Employer, by action of the Board, may authorize the amendment of the Plan at any time or from time to time by an instrument in writing, provided that no amendment shall:
         (i)    Deprive any Participant or Beneficiary of any Accrued Benefit;
         (ii) Reduce the vested percentage of the Accrued Benefit of any Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective;
         (iii) Eliminate an optional form of benefit with respect to benefits attributable to service before the amendment; or (iv) Provide for the use of funds or assets held under the Plan other than for the exclusive benefit of Participants and their Beneficiaries.
(2) If any amendment modifies the vesting schedule of the Plan each Participant who has at least three Years of Service on the latter of the date such amendment is adopted or is effective may elect to have the existing vesting schedule apply to him rather than the new vesting schedule, provided that such election is made within 60 days after the later of the date the amendment is adopted, the date the amendment becomes effective, or the date the Participant is issued notice of the plan amendment by the Employer or the Retirement Committee. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, five Years of Service should be substituted for three Years of Service in the preceding sentence.

9.2.     Termination
The Plan is intended by the Employer to be a long-term program for the provision of retirement benefits for its Employees. The Employer nevertheless reserves the right to terminate the Plan at any time and for any reason. The termination shall be authorized by the Board and effected by a written instrument. (1) Upon termination or partial termination of the Plan by formal written notice or actual operation or upon a complete discontinuance of contributions under the Plan, the rights of all affected Participants to the amounts credited to the Employees' Accounts shall become fully vested and nonforfeitable and distribution shall commence forthwith in accordance with the Plan. The Trust shall remain in existence until all funds held thereunder are distributed.

(2) Upon termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e) or a simplified employee plan as defined in Section 408(h) of the Internal Revenue Code), the Retirement Committee shall distribute all benefits to Participants in the form of a lump sum.

9.3.     Satisfaction of Liabilities
The Plan may be discontinued by the Employer at any time, subject to the applicable restrictions of the Employee Retirement Income Security Act of 1974 or any similar law and upon the condition that it shall be impossible, at any time prior to the satisfaction of all liabilities with respect to Participants and Beneficiaries, for any part of the corpus of the Fund or income thereon to be used for or diverted to purposes other than for the administrative expenses of the Plan and Fund and the exclusive benefit of Participants and Beneficiaries.

10.ESTABLISHMENT OF THE TRUST

10.1.    Trust Agreement
(1) The Board shall establish a trust to hold the Fund. Within a reasonable time after each Valuation Date, the Trustee shall deliver to the Committee a detailed accounting of its administration of the Fund during the period since the preceding Valuation Date, including an inventory of the assets of the Fund at their fair market value as of the Valuation Date. The rights and other duties of the Trustee shall be set forth in a Trust Agreement to be adopted by the Trustee and the Board. More than one Trustee may serve concurrently, and there may be more than one Trust Agreement and more than one Fund, in which case the words "Trustee," "Trust Agreement," and "Fund" in this instrument shall be deemed to refer to all Trustees, Trust Agreements, and Funds collectively. (2) The adoption and amendment of the Trust Agreement, the review of the Trustee's performance, and the appointment and removal of the Trustee shall be the responsibility of the Board and not that of the Committee or any other person, and the Board shall be a "named fiduciary" within the meaning of Section 402(a)(2) of ERISA with respect to these activities. (3) If permitted by the Trust Agreement, the Board may appoint an investment manager other than a Trustee to manage the investment of all or part of the Fund. Such investment manager shall acknowledge in writing that it is a fiduciary with respect to the Plan and shall be and continue to be (a) registered in good standing as an investment advisor under the Investment Advisors Act of 1940, (b) a bank, as defined in that Act, or (c) an insurance company qualified to perform investment management services under the laws of more than one state of the United States. The terms of such appointment shall permit the Board to remove the investment manager at any time and without cause.

10.2.    Duties of the Trustee
It shall be the duty of the Trustee (i) to hold,  invest and  reinvest the Fund,
(ii) to pay moneys from the Fund to persons entitled thereto pursuant to the written orders of the Retirement Committee, and (iii) to perform any other acts or duties required of it by the terms of the Trust Agreement.

10.3.    Direction of Investment by Participants
Each Participant shall be permitted to exercise control over the assets in his Elective Contribution Account, After-Tax Contribution Account, Matching
Contribution Account, Rollover Account, Transfer Account, and Employer Contribution Account. The Employer shall provide a variety of investment alternatives to Participants in accordance with its funding policy, and shall select one or more dates during the Plan Year when Participants can direct the investment of their Accounts or change a prior investment election. The Employer may, in its discretion, delegate responsibility for administration of Participant-directed investments to the Trustee or an affiliate of the Trustee.

10.4.    Loans to Participants
Any Participant may file a written application with the Retirement Committee requesting a loan from the Fund. The Retirement Committee shall investigate the application and approve or disapprove the loan in its sole discretion. All loans shall comply with the rules and requirements outlined in the Summary of the Participant Loan Program attached to this document, which the Retirement Committee may amend from time to time in its sole discretion.

10.4.1   GENERAL PROVISIONS

10.5.    Employment Status
The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, or an inducement to or condition of, the employment of any person. Nothing herein contained shall be deemed to: (i) give to any Employee the right to be retained in the employ of the Employer, (ii) interfere with the right of the Employer to discharge any Employee at any time, (iii) give to the Employer the right to require any Employee to remain in its employ, or (iv) interfere with any Employee's right to terminate his employment with the Employer at any time.

10.6.    Nonalienation of Benefits

Except to the extent that this provision may be contrary to law, the rights of Participants and Beneficiaries under the Plan shall not be subject to assignment, attachment, garnishment, or alienation in any form, provided that nothing in this Article shall preclude the payment of benefits pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Internal Revenue Code, or any domestic relations order entered before January 1, 1985. If a Qualified Domestic Relations Order provides for distribution to an alternate payee (within the meaning of Section 414(e) of the Internal Revenue Code) of the total benefit payable to the alternate payee from the Plan in a single sum, then the distribution shall be made pursuant to the order whether or not the Participant would otherwise be entitled to receive a distribution from the Plan at the time of the distribution to the alternate payee.

10.7.    Impossibility of Performance
In the event that it becomes impossible for the Employer to perform any act under the Plan, that act shall be performed which in the judgment of the Employer will most nearly carry out the intent and purposes of the Plan.

10.8.    Construction
In the event that there should be any question as to the meaning of any provision of the Plan, the interpretation that governs shall, to the extent allowable by law, be the one which complies with the Employee Retirement Income Security Act of 1974 and which maintains the status of the Plan as a qualified employee pension benefit plan under Section 401(a) of the Internal Revenue Code.


10.9.   Termination of Trust
If the continued existence of the Trust beyond a certain period would cause it to fail by operation of law, it shall continue for the maximum period permitted and shall then terminate with distribution of assets as provided in the Plan.

10.10.   Governing Law
All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of New York except when those laws are preempted by the laws of the United States.

10.11.   Mergers and Transfers
In the case of any merger or consolidation with or transfer of assets or liabilities of this Plan to any other plan, each Participant in the Plan shall be entitled to receive a benefit which he would have been entitled to receive had this plan been terminated immediately after the merger, consolidation, or transfer at least equal to the benefit he would have been eligible to receive prior to the merger, consolidation, or transfer.

10.12.   Participating Employers
(1) With the consent of the Employer, any corporation which, with the Employer, is a member of an affiliated group of corporations as defined in Section 1504 of the Code and a member of a commonly controlled group of corporations as defined in Section 414(b) of the Code, may adopt this Plan for the benefit of its employees and participate herein by resolution of its board of directors. Any corporation that adopts this Plan shall be known as a "Participating Employer." A list of all Participating Employers and the Effective Date for each Participating Employer is set forth in Appendix A, which is attached to this Plan. Unless the context indicates to the contrary, the term "Employer" as used throughout the other Articles of this Plan and the term "Participating Employer" as used in Subsections (3), (4), (5) and (6) of this Section shall mean the Employer and each Participating Employer.

     (2) The Trustee, Retirement Committee members, and other Plan fiduciaries, agents, and employees appointed or hired by the Employer shall act in their respective capacities with respect to the Plan and Trust as adopted by any Participating Employer. Each Participating Employer shall be deemed to have granted the Employer the power of appoint, hire, retain, direct, deal with, remove or discharge any fiduciary, agent or employee of the Plan, and, when the Employer deems it advisable, to amend or terminate the Plan. The Retirement Committee shall have authority to make any and all policies and rules binding upon the Employer, all Participating Employers and all Participants, to effectuate the purposes of this Article.

     (3) The Trustee shall commingle, hold and invest in a single Fund contributions made by all Participating Employers, together with the income and profits thereon. Any expenses of the trust not borne by the Fund shall be paid by the Participating Employers.

     (4) If an Employee is transferred between Participating Employers (or an Employee's service with one Participating Employer is terminated and he later commences service with another Participating Employer) all service with the transferor (or the previous Participating Employer) shall be considered service with the transferee (or subsequent Participating Employer) for all purposes under this Plan and shall be taken into account in accordance with the provisions of this Plan. No direct transfer by an Employee from one Participating Employer to another shall be considered a termination of employment or by itself result in a Break in Service. (5) All contributions made pursuant to
          Section 4.2, as agreed to among the Employer and Participating Employers, shall be allocated among the Accounts of all Participants of all Participating Employers, in accordance with the provisions of the Plan. Any forfeiture from the Account of any Participants shall be allocated among the Accounts of all Participants of all Participating Employers, in accordance with the provisions of the Plan. (6) Any Participating Employer may discontinue its participation in the Plan at any time by properly executing a document evidencing its intent to do so and delivering the same to the Trustee and Retirement Committee with notification and evidence satisfactory to the Trustee and Retirement Committee of the establishment of any new plan and trust and appointment of, and acceptance by, a successor trustee. As soon as practicable after the receipt of such documents and evidence, the Trustee shall transfer and deliver all assets and liabilities of the Fund allocable to the Participants (or their beneficiaries) currently or most recently employed by such Participating Employer to the successor trustee. If no separate plan and trust is established by the Participating Employer, or no person or entity is appointed to or accepts the position of successor trustee, then the discontinuance shall be considered a partial termination of the Plan with respect to the Participating Employer, and each Participant affected thereby shall immediately become fully vested in his Matching Contribution Account and Employer Contribution Account. In this event, the Trustee shall retain all assets and liabilities allocable to the Accounts of the affected Participants (or their beneficiaries). In no event shall the assets of the Fund (including profits and income thereon) allocable to the Participants (or their beneficiaries) of the Participating Employer be used or diverted for purposes other than the exclusive benefit of these persons.

10.13.   Claims Procedure
Any person whose claim for benefits under this Plan is denied will be advised of the denial and the specific reasons therefor in writing by the Retirement Committee and afforded an opportunity to meet with the Retirement Committee for a full and fair review of both the claim and the decision rendered. Any claim for a benefit shall be made by submitting a written application to the Retirement Committee at least 60 days before the intended retirement date. In the case of a disability retirement or upon the death of a Participant, a claim shall be made within 90 days following the separation from service. Upon receipt of a claim, the Retirement Committee shall notify the claimant of the time periods within which a decision will be made by the Retirement Committee and the time within which he must appeal a decision of the Retirement Committee. Within 90 days after receipt of the claim, the Retirement Committee will reach a decision and notify the claimant. Any person whose claim for benefits under the Plan is denied will be advised in writing by the Retirement Committee of the denial and the reasons therefore including references to specific Plan provisions. If any additional information or material is required to perfect a claim, the claimant will be so advised. The time for processing the claim may be extended for an additional 90 days by the Retirement Committee providing written notice of such extension to the claimant. If the claimant is not notified of the decision of the Retirement Committee within 90 days (or 180 days if the determination period is extended) the claim shall be deemed denied. In the event that a claim is denied in whole or in part, the claimant shall be informed of the procedures to be followed to appeal the decision.

10.14.  Appeal  Procedure
Any person whose claim for benefits has been denied may file a written appeal with the Retirement Committee within 90 days after receipt by the claimant of written notification of the denial or within 90 days after the claim is deemed denied. The claimant or his authorized representative may review any pertinent documents and submit any issues or comments to the Retirement Committee. The claimant and/or his authorized representative shall be afforded an opportunity to meet with the Retirement Committee for a full and fair review of the claim and the Retirement Committee's decision. The decision of the Retirement Committee on appeal will normally be made within 60 days of its receipt of a written appeal. The time for rendering a decision may be extended for an additional 60 days because of special circumstances, by the Retirement Committee providing written notice of such extension to the claimant. The claimant shall be notified in writing of the decision of the Retirement Committee and the reasons therefore including references to specific Plan provisions. If the claimant is not notified of the decisions within 60 days (120 days under special circumstances) then the claim shall be deemed denied on appeal.

10.15.
Counterparts The Plan may be executed in any number of counterparts, each of which shall be considered an original. IN WITNESS WHEREOF PSC Inc. has caused this instrument to be executed this ____ day of ___________, 19___.


                             By: _____________________________

                                   SCHEDULE A
                             PARTICIPATING EMPLOYERS

Participating Employer                                         Effective Date
PSC Scanning, Inc.                                              July 1, 1997
PSC Automation, Inc.                                            July 1, 1997